UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32288 (Commission File Number)	13-3971809 (IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079

(Address of principal executive offices, including ZIP code)

(201) 343-5202

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NEPH	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2022, the Board of Directors (the “Board”) of Nephros, Inc. (the “Company”) appointed Joseph Harris as a director of the Company. Mr. Harris will serve as a Class III Director with a term expiring at the Company’s 2023 Annual Meeting of Stockholders. Mr. Harris was also appointed to the Board’s Audit Committee and its Compensation Committee.

Mr. Harris was not appointed to the Board pursuant to any arrangement or understanding between him and any other person. Mr. Harris has not been a party to, nor has he had a direct or indirect material interest in, any transaction with the Company during the current or preceding fiscal year. The Company will provide Mr. Harris with the standard compensation and indemnification approved for non-employee directors, which consists of a $20,000 annual retainer and $1,500 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on the Board, as well as an annual grant of options to purchase a number of shares equal to the product of 0.0006 multiplied by the total number of outstanding shares of common stock of the Company on a fully-diluted basis. In accordance with the Company’s standard compensation for non-employee directors, the Company also granted to Mr. Harris a stock option pursuant to its 2015 Equity Incentive Plan to purchase 13,115 shares of common stock, which is equal to the product of 0.0011 multiplied by the total number of outstanding shares of common stock of the Company on a fully-diluted basis. The per share exercise price applicable to such option is $1.25, which represents the fair market value price per share of Company common stock on September 6, 2022, and this option will vest and be exercisable in three equal installments on each of the date of grant and the first and second anniversaries thereof.

A copy of the Company’s press release announcing the appointment of Mr. Harris is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: September 8, 2022	By:	/s/ Andrew Astor
Andrew Astor
Chief Financial Officer